                                                                EXHIBIT 10.10(a)

                   FIRM GAS TRANSPORTATION SERVICE AGREEMENT
                              Contract No. 123535

     THIS SERVICE AGREEMENT (Agreement), made and entered into as of this 1st day of November, 1998, by and between Public Service Company of Colorado (Company), a Colorado corporation, having a mailing address of P.O. Box 840, Denver, Colorado, 80202, and Greeley Gas Company, a Division of Atmos Energy Corporation (Shipper), a Texas corporation, having a mailing address of 700 Three Lincoln Centre, 5430 LBJ Freeway, P.O. Box 650205, Dallas, Texas 75265-0205. Company and Shipper are collectively referred to as the "Parties."


THE PARTIES REPRESENT:

     Shipper has by separate agreement acquired supplies of natural gas, hereinafter referred to as "Shipper's Gas;"

     Shipper has made the necessary arrangements and/or has entered into separate agreements to cause Shipper's Gas to be delivered to Company's Receipt Point(s) as specified in Exhibit(s) "A-1" through "C-2;"

     Shipper has requested and Company agrees to receive and transport Shipper's Gas from the Receipt Point(s) to the Delivery Point(s), as specified in Exhibit(s) "A-1" through "C-2," on a firm capacity basis and, if applicable, to sell gas to Shipper on a firm supply reservation basis; and

     Shipper assumes responsibility for the installation and maintenance costs for a communication line necessary for electronic metering for the facility(s) specified in Exhibit(s) "A-1," "B-1" and "C-1."


THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. Shipper acknowledges and agrees that gas transportation service provided hereunder is subject to the terms and conditions of Company's applicable gas transportation tariff as on file and in effect from time to time with the Public Utilities Commission of the State of Colorado (Commission) and such terms and conditions are incorporated herein as part of this Agreement.

     2. Rates and Payment: Transportation service, Firm Capacity service and Firm Supply Reservation service provided by

Company under this Service Agreement shall be paid for by Shipper at the charges under the standard rate set forth in Company's gas transportation tariff unless otherwise specified in Exhibit(s) "A-1" through "C-2." Applicable facility charges shall be paid at the rate set forth in Company's Gas Transportation Tariff unless otherwise specified in Exhibit(s) "A-1" through "C-2."

     3. Back-up Supply Sales Service: In the event that adequate supplies of Shipper's gas are not available for receipt by Company, Company shall sell to Shipper sufficient quantity(s) of natural gas as necessary to meet Shipper's backup natural gas supply needs, up to the Total Peak Day Quantity for the Firm Supply Reservation Service (if any) as specified in Exhibit(s) "A-1" through "C-2," but in no event greater at any Delivery Point than the Firm Capacity Peak Day Quantity at such Delivery Point as specified in Exhibit(s) "A-1" through "C-2," except as provided for in paragraph 10 hereof. To the extent that the Shipper does not purchase Firm Supply Reservation Service or exceeds the Firm Capacity Peak Day Quantity at any Delivery Point, Company will provide Back-up Supply Sales Service on an interruptible basis, as available. All natural gas sold by Company to Shipper shall be at the Back-up Supply Sales Charge specified in Company's gas transportation tariff.

     4. Quality: Gas delivered by the Shipper or for the Shipper's account at the Receipt Point(s) as specified in Exhibit(s) "A-1" through "C-2" shall conform to the specifications for gas as specified in Exhibit "D" and Exhibit "E."

     5. Term - Effective Date: This Agreement shall be effective November 1, 1998, and shall continue in full force and effect through April 30, 2003 for all Delivery Points identified in Exhibit "A-1 and A-2", and April 30, 1999 for all Delivery Points identified in Exhibits "B-1", "B-2", "C-1" and "C-2" under this Agreement, and from year to year thereafter until terminated by either party effective upon such Service Termination Date(s) or May 1 of any succeeding year upon thirty (30) days prior written notice.

     6. Notices: Except as otherwise provided, any notice or information that either party may desire to give to the other regarding this agreement shall be in writing to the following address, or to such other address as either of the parties shall designate in writing.

COMPANY:                               SHIPPER:
Payments Only:                         Invoices only
Public Service                         Greeley Gas Company, a Division of
  Company of Colorado

P.O. Box 17230                         Atmos Energy Corporation
Denver, Colorado 80217-0230            Attn: Gas Supply Dept
(303) 623-1234                         P.O. Box 650205
Fax: (303) 294-2136                    Dallas, Texas 75265-0205
                                       Phone : (972) 855-3756
                                       Fax: (972) 855-3773

All Others
Public Service                         Greeley Gas Company, a Division of
  Company of Colorado
Seventeenth Street Plaza               Atmos Energy Corporation
1225 17th Street, Suite 1100           Attn: Gas Supply Dept
Denver, Colorado 80202-5533            P.O. Box 650205
                                       Dallas, Texas 75265-0205
Attn:  Unit Manager,                   Phone:  (972) 855-3758
  Gas Transportation
Phone:  (303) 294-8318                 Fax:  (972) 855-3773
Fax: (303) 294-2757

Routine communications, including monthly statements and payments, shall be considered as duly delivered or furnished three (3) days after being mailed or when transmitted electronically.

     7. Assignment - Consent: This Service Agreement shall not be assigned by either party hereto without the prior written consent of the other party. Consent for assignment of this Service Agreement shall not be unreasonably withheld by or from either party.

     8. Cancellation of Prior Agreement: This Service Agreement supersedes, cancels and terminates, as of the date of this Service Agreement, the following agreements and any amendments thereto:

Gas Transportation Service Agreement, dated 11/1/95 (Document No. 123535), between Greeley Gas Company, a division of Atmos Energy Company and Public Service Company of Colorado

     9. Cancellation of this Service Agreement: (a) Shipper may cancel this Service Agreement upon thirty (30) days' written notice. If Receiving Party(s) then chooses to return to full firm natural gas service from Company, Company will, at Receiving Party's request, subject to availability of sufficient volumes of firm natural gas from Company's suppliers, reinstate Receiving Party with full firm service under the appropriate tariffs as they may be filed with the Commission. Shipper shall be responsible for costs, if any, which may be incurred by Company due to such termination.

     (b) In the event Shipper no longer desires Firm Transportation Service and Receiving Party(s) obtains interruptible sales or interruptible transportation service or converts to an alternate fuel prior to the end of the Contract Period or any subsequent Contract Period, Shipper may terminate this Agreement by paying Company a termination charge. The termination charge shall equal the Firm Capacity Charge and the Firm Supply Reservation Charge, if applicable, multiplied by the Receiving Party(s)' Peak Day Quantity(s), as described on Exhibit(s) "A-1" through "C-2," multiplied by the number of months remaining in the Contract Period. The parties agree that Shipper shall owe no termination charge in the event the Agreement is terminated in accordance with paragraph 5 above.

     (c) Either party shall have the further right to terminate this Agreement if the other party, within ten days following receipt of written notification of a claim of a material breach hereunder, fails to remedy such material breach and to indemnify such party for the consequences thereof. Such termination shall become effective on the eleventh day following such notification or, if the notification provides for a different termination date which is later than the ten-day notification period, on the date specified in such notification. For purposes of this paragraph, "material breach" shall include, but not be limited to, a continuing or repeated failure to perform a basic obligation under this Agreement and shall not include periodic or isolated failures to perform or other liquidated claims which can be resolved pursuant to monetary or volume adjustments.

          10. Delivery Point Peak Day Quantity: (a) The Delivery Points reflected in the attached Exhibits "A-1" through "C-2" are interconnections between Company's pipeline system and Shipper's downstream natural gas facilities and the parties recognize the mutual operational benefits of providing for flexibility in coordinating gas flows at each of these Delivery Points. The Peak Day Quantities identified in the attached Exhibits "A-1" through "C-2" represent Shipper's current and best information of Delivery Point peaking volumes. Shipper and Company agree that the parties will reevaluate these volumes on a periodic basis, but at least once annually, to determine if and at what level any adjustments to the individual Delivery Point Peak Day Quantities are needed.

     (b) On a monthly basis, Company will review the actual deliveries made to these points and, provided the total volumes delivered do not exceed the total contracted-for volume applicable to the corresponding Exhibit area, Company will authorize any volume exceeding the Delivery Point Peak Day Quantity as authorized overrun gas. Should delivered volumes at any Delivery Point consistently exceed the Peak Day Quantity for that point, Shipper will request and Company will accept, subject to available capacity, an increase in the contracted-for Peak Day Quantity at the specified Delivery Point. In increasing the contracted volume at a Receipt Point, Shipper may shift volumes from other points within the same Exhibit area if volumes at such other points do not exceed maximum Peak Day Quantities in which case Shipper may request an increase in the overall Contract Maximum Peak Day quantity, as necessary.

     (c) If, pursuant to any applicable state law or administrative action, order, or regulation Shipper restructures its gas utility services to provide unbundled gas sales and transportation services to some or all of its customers, and such restructuring results in Shipper holding Peak Day Quantities under this Agreement in excess of that required to provide service to the markets served by Shipper using the gas transportation service provided under this Agreement subsequent to such restructuring ("Excess Capacity"), Shipper shall have the right to reduce the Peak Day Quantities hereunder by the quantity of such Excess Capacity to the extent Shipper is unable, through the use of its best efforts, to assign any of such Excess Capacity to third parties or to acquire the necessary regulatory approvals to permit Shipper to recover the costs of such Excess Capacity through its service rates or charges. Any such reduction to the Peak Day Quantities hereunder shall become effective upon the implementation date of Shipper's restructuring of services. If Shipper elects to exercise its right to reduce Peak Day Quantities hereunder pursuant to this subsection, Shipper shall provide Company at least ninety (90) days prior written notice of such election.

     11. Maximum Capacity by Exhibit: Administrative circumstances require the separation of electronically metered and non-electronically metered volumes into two separate Exhibits covering the same regional area, as reflected in the attached Exhibit "A-1" Electronically Metered Front Range and Exhibit "A-2" Non-Electronically Metered Front Range, Exhibit "B-1" Electronically Metered Southern and Exhibit "B-2" Non-Electronically Metered Southern, and Exhibit "C-1" Electronically Metered Western and Exhibit "C-2" Non-Electronically Metered Western. This Agreement is intended to make available firm transportation service up to the maximum contracted volume by Exhibit area, i.e., the Front Range Area (Exhibits "A-1" and "A-2"), the Southern Area (Exhibit "B-1" and "B-2"), and the Western Area (Exhibits"C-1" and "C-2"). Therefore, in instances where the total delivered volumes under any Electronically Metered or Non-Electronically Metered Exhibit exceed the Maximum Daily Contract quantity for that Exhibit, the parties agree that transportation will be authorized provided available capacity exists on the corresponding Electronically Metered or Non-Electronically Metered Exhibit area.

     12. For all Delivery Points listed on Exhibits "A-2," "B-2" and "C-2," Shipper will nominate transportation volumes based on a percentage volume provided by Company, therefore, the balancing provisions of Company's Tariff as they would apply to this Agreement are waived.

     13. Exhibit(s) and Addendums: All exhibits attached hereto are incorporated into the terms of this Agreement.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the parties have executed this Firm Gas Transportation Service Agreement as of the day and year first above written.


COMPANY:                               SHIPPER:

PUBLIC SERVICE COMPANY                 GREELEY GAS COMPANY, A DIVISION
OF COLORADO                            OF ATMOS ENERGY CORPORATION

By:                                    By:
      ------------------------               ------------------------
Title:                                 Title:
      ------------------------               ------------------------

Taxpayer I.D. No. 84-0296600           Taxpayer I.D. No.

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

               EXHIBIT "A-1" ELECTRONICALLY METERED FRONT RANGE

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

--------------------------------------------------------------------------------
Receipt Point               Peak Day Quantity                 Utilization Curve
                            Dth/Day
--------------------------------------------------------------------------------
Chalk Bluffs                39,868                            General
--------------------------------------------------------------------------------
CIG Ft. Lupton              797                               General
--------------------------------------------------------------------------------


2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
---------------------------------------------------------------------------------------------------------------------------
Ault #1 & #2   306412692     800         1st meter  $185        see below     11/1/98   08/26/90   11/1/98      4/30/2003
---------------------------------------------------------------------------------------------------------------------------
Eaton #1 & #2  206412763     500         addt'l     $125        see below     11/1/98   08/26/90   11/1/98      4/30/2003
                                         meter
---------------------------------------------------------------------------------------------------------------------------
Kersey Group   706412713     1,000       addt'l.    $125       see below      11/1/98   08/26/90   11/1/98      4/30/2003
                                         meter
---------------------------------------------------------------------------------------------------------------------------
Lasalle        406412719     900         addt'l.    $125       see below      11/1/98   08/26/90   11/1/98     4/30/2003
                                         meter
---------------------------------------------------------------------------------------------------------------------------
Lucerne #1&#2  606412723     200         addt'l.    $125       see below      11/1/98   08/26/90   11/1/98     4/30/2003
                                         meter
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Monfort Meas   706412727     500         addt'l.    $125        see below     11/1/98   08/26/90   11/1/98      4/30/2003
 Statn.                                  meter
---------------------------------------------------------------------------------------------------------------------------
North Greeley  106412730     14,000      addt'l.    $125        see below     11/1/98   08/26/90   11/1/98      4/30/2003
                                         meter
---------------------------------------------------------------------------------------------------------------------------
Platteville    906412745     1000        addt'l.    $125        see below     11/1/98   08/26/90   11/1/98      4/30/2003
                                         meter
---------------------------------------------------------------------------------------------------------------------------
South Greeley  106412754     2,000       addt'l.    $125        see below     11/1/98   08/26/90   11/1/98      4/30/2003
                                         meter
---------------------------------------------------------------------------------------------------------------------------

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

               EXHIBIT "A-1" ELECTRONICALLY METERED FRONT RANGE
                                   (cont'd.)


2. FIRM CAPACITY SERVICE - DELIVERY POINT(S) continued

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
---------------------------------------------------------------------------------------------------------------------------
West Greeley   606412761     18,715      addt'l.    $125        see below     11/1/98   08/26/90   11/1/98      4/30/2003
                                         meter
--------------------------------------------------------------------------------------------------------------------------
CIG/PSCo       n/a           8,000       n/a        n/a         see below     11/1/98   06/01/98   11/1/98      5/31/2003
 inter-
 connects
--------------------------------------------------------------------------------------------------------------------------

Total Firm Capacity Reservation Peak Day Quantity: 39,615Dth


3. FIRM SUPPLY RESERVATION SERVICE

Front Range                 Effective Date           Termination Date
Peak Day Quantity           Of Service               Of Service
Dth/Day
---------------------------------------------------------------------
3,005                       6/1/98                   4/30/2003
---------------------------------------------------------------------


Total Firm Supply Reservation Quantity available for delivery to all of Shipper's Delivery Points as may be nominated from time to time under contract numbers 123535 and 177473: 3,005 Dth

Rates for Firm Transportation Service:

Unless otherwise specified as provided below, the Transportation Commodity Charge for services hereunder for all quantities nominated by Shipper and delivered by Company to the Delivery Points identified above shall be $.05/Dth inclusive of any Demand Side Management Charges and General Rate Schedule Adjustments, plus additional surcharges for reimbursement of applicable taxes, franchise fees and Fuel Reimbursement. The parties further agree that the percentage for Fuel Reimbursement to be retained by Company for deliveries made to Front

Range Delivery Points from PSCo to Shipper under the above referenced agreements shall be 2%, with 0% fuel deductions for deliveries made by PSCo to CIG Delivery Points.

The Transportation Commodity Charge provided above shall continue in effect from November 1, 1998 through April 30, 2003, or in the case of the CIG Delivery Points, May 31, 2003, unless a revised

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

               EXHIBIT "A-1" ELECTRONICALLY METERED FRONT RANGE
                                   (cont'd.)

discounted or minimum Transportation Commodity Charge applicable to service hereunder is ordered by the Commission or the Commission issues an order in a rate proceeding which specifically disallows the Company's proposed recovery in its jurisdictional rates of the revenue requirement attributable to the difference between the Transportation Commodity Charge provided above and the applicable Maximum Transportation Commodity Charge set forth in Company's tariff, either through a discount adjustment on transportation throughput or other method of rate recovery. If a revised discounted or minimum Transportation Commodity Charge applicable to service hereunder is ordered by the Commission or the Commission issues an order in a rate proceeding disallowing the Company's proposed recovery of the revenue requirement attributable to the discount provided hereunder, the parties shall have 30 days after the date of such to attempt to adjust other components of such total charge so that there will be no increase in such total charge paid by Shipper hereunder. If the parties are unable to make any adjustment within the then existing Commission orders and there is an increase in such total charge paid by Shipper, Shipper shall pay the increased rate required by the Commission but shall have the right to terminate this Agreement at any time and, notwithstanding anything contained herein to the contrary, without any termination or other charge, thereafter upon 30 days prior written notice to Company.

Upon the expiration of the term of the discounted Transportation Commodity Charge, as specified herein, the Transportation Commodity Charge shall automatically revert to the full Standard Rate as applicable under Company's then-effective Gas Transportation Tariff, as approved and on file with the Commission. A minimum of ninety days prior to April 30, 2003, Shipper may request a price redetermination for the discounted rate provided above. The parties shall endeavor to reach a mutually agreeable rate prior to May 1, 2003 to be effective prospectively thereafter. If no such redetermined rate can be agreed upon, either party may terminate this Agreement effective May 1, 2003, or any subsequent annual term thereafter.

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

             EXHIBIT "A-2" NON-ELECTRONICALLY METERED FRONT RANGE

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)



1. PRIMARY RECEIPT POINT(S)

-------------------------------------------------------------------------------
Receipt Point          Peak Day Quantity - Dth/Day         Utilization Curve
-------------------------------------------------------------------------------
Chalk Bluffs           4,370                               General
-------------------------------------------------------------------------------
CIG Ft Lupton          87                                  General
-------------------------------------------------------------------------------

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
--------------------------------------------------------------------------------------------------------------------------
Corsey Group   906412694     20          1st meter  $185        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                                                Exh. A-1
--------------------------------------------------------------------------------------------------------------------------
East           606412695     50          addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
Keenesburg                               meter                  Exh. A-1
--------------------------------------------------------------------------------------------------------------------------
Gilcrest       506412766     425         addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
--------------------------------------------------------------------------------------------------------------------------
Hill-N-Park    206412697     360         addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Hudson         406412700     375         addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
--------------------------------------------------------------------------------------------------------------------------
Keenesburg     306412710     340         addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
--------------------------------------------------------------------------------------------------------------------------
Nunn           206412739     175         addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
--------------------------------------------------------------------------------------------------------------------------

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

             EXHIBIT "A-2" NON-ELECTRONICALLY METERED FRONT RANGE
                                   (cont'd.)


2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
--------------------------------------------------------------------------------------------------------------------------
Pierce         606412742     400         addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
--------------------------------------------------------------------------------------------------------------------------
Roggen         706412751     70          addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
-------------------------------------------------------------------------------------------------------------------------
South Gate     106412768     50          addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
Trailer                                  meter                  Exh. A-1
-------------------------------------------------------------------------------------------------------------------------
South Roggen   106412773     15          addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
-------------------------------------------------------------------------------------------------------------------------
West Hudson    306412705     300         addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
                                         meter                  Exh. A-1
-------------------------------------------------------------------------------------------------------------------------
West           506412771     35          addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
LaSalle                                  meter                  Exh. A-1
Group
-------------------------------------------------------------------------------------------------------------------------
Prospect       306412748     55          addt'l.    $125        same as       11/1/98   08/26/90   11/1/98      9/30/2003
Valley                                   meter                  Exh. A-1
-------------------------------------------------------------------------------------------------------------------------
Misc. Farm                   1,700                              same as       11/1/98   08/26/90   11/1/98      9/30/2003
Taps                                                            Exh. A-1
-------------------------------------------------------------------------------------------------------------------------


Total Firm Capacity Reservation Peak Day Quantity: 4,370 Dth

Rates for Firm Transportation Service:

Unless otherwise specified as provided below, the Transportation Commodity Charge for services hereunder for all quantities nominated by Shipper and delivered by Company to the Delivery Points identified above shall be $.05/Dth inclusive of any Demand Side Management Charges and General Rate Schedule Adjustments, plus additional surcharges for reimbursement of applicable taxes, franchise fees and Fuel Reimbursement. The parties further agree that the percentage for Fuel Reimbursement to be retained by Company for deliveries made to Front Range Delivery Points under the above referenced agreements shall be 2%.

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

             EXHIBIT "A-2" NON-ELECTRONICALLY METERED FRONT RANGE
                                   (cont'd.)

The Transportation Commodity Charge provided above shall continue in effect from November 1, 1998 through April 30, 2003, unless a revised discounted or minimum Transportation Commodity Charge applicable to service hereunder is ordered by the Commission or the Commission issues an order in a rate proceeding which specifically disallows the Company's proposed recovery in its jurisdictional rates of the revenue requirement attributable to the difference between the Transportation Commodity Charge provided above and the applicable Maximum Transportation Commodity Charge set forth in Company's tariff, either through a discount adjustment on transportation throughput or other method of rate recovery. If a revised discounted or minimum Transportation Commodity Charge applicable to service hereunder is ordered by the Commission or the Commission issues an order in a rate proceeding disallowing the Company's proposed recovery of the revenue requirement attributable to the discount provided hereunder, the parties shall have 30 days after the date of such to attempt to adjust other components of such total charge so that there will be no increase in such total charge paid by Shipper hereunder. If the parties are unable to make any adjustment within the then existing Commission orders and there is an increase in such total charge paid by Shipper, Shipper shall pay the increased rate required by the Commission but shall have the right to terminate this Agreement at any time and, notwithstanding anything contained herein to the contrary, without any termination or other charge, thereafter upon 30 days prior written notice to Company.

Upon the expiration of the term of the discounted Transportation Commodity Charge, as specified herein, the Transportation Commodity Charge shall automatically revert to the full Standard Rate as applicable under Company's then-effective Gas Transportation Tariff, as approved and on file with the Commission. A minimum of ninety days prior to April 30, 2003, Shipper may request a price redetermination for the discounted rate provided above. The parties shall endeavor to reach a mutually agreeable rate prior to May 1, 2003 to be effective prospectively thereafter. If no such redetermined rate can be agreed upon, either party may terminate this Agreement effective May 1, 2003, or any subsequent annual term thereafter.

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

                 EXHIBIT "B-1" ELECTRONICALLY METERED SOUTHERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

--------------------------------------------------------------------------------
Receipt Point                 Peak Day Quantity - Dth/Day      Utilization Curve
--------------------------------------------------------------------------------
Outlet of Tiffany Compressor  6,500                            Stabilized
Station
--------------------------------------------------------------------------------

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
--------------------------------------------------------------------------------------------------------------------------
Crested        406412639     700         addt'l     $125        TF            1yr.      11/28/90   11/1/98      4/30/99
 Butte Town                              meter
 Border
 Station
--------------------------------------------------------------------------------------------------------------------------
East           306412687     2,500       addt'l     $125        TF            1yr.      05/06/87   11/1/98      4/30/99
 Gunnison                                meter
 Town
 Border
 Station
--------------------------------------------------------------------------------------------------------------------------
Salida Town    206412701     2,600       addt'l     $125        TF            1yr.      05/06/87   11/1/98      4/30/99
 Border                                  meter
 Station
------------------------------------------------------------------------------------------------------------------------

Total Firm Capacity Reservation Peak Day Quantity: 5,800 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

               EXHIBIT "B-2" NON-ELECTRONICALLY METERED SOUTHERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)



1. PRIMARY RECEIPT POINT(S)

--------------------------------------------------------------------------------
Receipt Point                  Peak Day Quantity - Dth/Day     Utilization Curve
--------------------------------------------------------------------------------
Outlet of Tiffany Compressor   1,115                           Stabilized
 Station
--------------------------------------------------------------------------------

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
---------------------------------------------------------------------------------------------------------------------------
Poncha         706412690      100        addt'l.    $125        TF            1yr.      11/28/90   11/1/98      4/30/99
Springs                                  meter
---------------------------------------------------------------------------------------------------------------------------
Chalk Creek    206412678      85         addt'l.    $125        TF            1yr.      05/06/87   11/1/98      4/30/99
                                         meter
---------------------------------------------------------------------------------------------------------------------------
Tomichi        106412706      40         addt'l.    $125        TF            1yr.      05/06/87   11/1/98      4/30/99
Village                                  meter
---------------------------------------------------------------------------------------------------------------------------
West           906412707      375        addt'l.    $125        TF            1yr.      05/06/87   11/1/98      4/30/99
Gunnison                                 meter
Town
Border
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Misc. Farm                   800                                TF            1yr.      05/06/87   11/1/98      4/30/99
 Taps
---------------------------------------------------------------------------------------------------------------------------

Total Firm Capacity Reservation Peak Day Quantity: 1,400 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

                 EXHIBIT "C-1" ELECTRONICALLY METERED WESTERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      GREELEY GAS COMPANY, A DIVISION OF
                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                 PUBLIC SERVICE COMPANY OF COLORADO (Company)

1.    PRIMARY RECEIPT POINT(S)

-------------------------------------------------------------------------------
Receipt Point        Peak Day Quantity - Dth/Day      Utilization Curve
-------------------------------------------------------------------------------
KNGWRD               680                              General
-------------------------------------------------------------------------------
MOFRRO               575                              General
-------------------------------------------------------------------------------
LONGCA               266                              General
-------------------------------------------------------------------------------
NF1GCA               1,770                            General
-------------------------------------------------------------------------------
NF1GHC               3,540                            General
-------------------------------------------------------------------------------
NF2GCA               3,540                            General
-------------------------------------------------------------------------------
ROSGCA               89                               General
-------------------------------------------------------------------------------
TERGCA               22                               General
-------------------------------------------------------------------------------
TWIGCA               66                               General
-------------------------------------------------------------------------------
CIG Ft Lupton                                         General
-------------------------------------------------------------------------------

2.  FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
---------------------------------------------------------------------------------------------------------------------------
Craig          206412744     4,648       addt'l     $125        TF            1yr.      10/20/86   11/1/98      4/30/99
                                         meter
---------------------------------------------------------------------------------------------------------------------------
Meeker         706413010     1,000       addt'l     $125        TF            1yr.      10/20/86   11/1/98      4/30/99
                                         meter
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Hayden TBS     506412747     2,600       addt'l     $125        TF            1yr.      10/20/86   11/1/98      4/30/99
                                         meter
--------------------------------------------------------------------------------------------------------------------------
Mt. Werner     506412752     2,600       addt'l     $125        TF            1yr.      10/20/86   11/1/98      4/30/99
 #1                                      meter
--------------------------------------------------------------------------------------------------------------------------
Steamboat      306412772     1,215       addt'l     $125        TF            1yr.      10/20/86   11/1/98      4/30/99
 TBS                                     meter
--------------------------------------------------------------------------------------------------------------------------

Total Firm Capacity Reservation Peak Day Quantity: 10,163 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

               EXHIBIT "C-2" NON-ELECTRONICALLY METERED WESTERN

                 TO THE FIRM TRANSPORTATION SERVICE AGREEMENT

                                    BETWEEN

                      ATMOS ENERGY CORPORATION (Shipper)

                                      AND

                      GREELEY GAS COMPANY, A DIVISION OF
                 PUBLIC SERVICE COMPANY OF COLORADO (Company)

1. PRIMARY RECEIPT POINT(S)

Receipt Point              Peak Day Quantity - Dth/Day        Utilization Curve
--------------------------------------------------------------------------------
KNGWRD                     88                                 General
--------------------------------------------------------------------------------
MOFRRO                     75                                 General
--------------------------------------------------------------------------------
LONGCA                     34                                 General
--------------------------------------------------------------------------------
NF1GCA                     230                                General
--------------------------------------------------------------------------------
NF1GHC                     460                                General
--------------------------------------------------------------------------------
NF2GCA                     460                                General
--------------------------------------------------------------------------------
ROSGCA                     11                                 General
--------------------------------------------------------------------------------
TERGCA                     3                                  General
--------------------------------------------------------------------------------
TWIGCA                     9                                  General
--------------------------------------------------------------------------------
CIG Ft Lupton                                                 General
--------------------------------------------------------------------------------

2. FIRM CAPACITY SERVICE - DELIVERY POINT(S)

                             Firm        Service                Transport-                         Effective
                             Capacity    and        Specific    ation                   Date Of    Date         Termination
Delivery                     Peak Day    Facility   Facility    Commodity     Term of   First      of           of Service
Point(s)       Load Point    Quantity    Charge     Charge      Charge        Rate      Delivery   Service      Date
                             (Dth)
---------------------------------------------------------------------------------------------------------------------------
Thompson       406412762     45          addt'l.     $125       TF            1yr.      10/20/86   11/1/98      4/30/99
Hill                                     meter
---------------------------------------------------------------------------------------------------------------------------
Milner         106412749     65          addt'l.     $125       TF            1yr.      10/20/86   11/1/98      4/30/99
Town Brder                               meter
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Steamboat      206412758     200         addt'l.    $125        TF            1yr.      10/20/86   11/1/98      4/30/99
 II West                                 meter
---------------------------------------------------------------------------------------------------------------------------
Brooklyn       606412737     627         addt'l.    $125        TF            1yr.      10/20/86   11/1/98      4/30/99
 Group                                   meter
---------------------------------------------------------------------------------------------------------------------------
Misc. Farm                   1,233                              TF            1yr.      10/20/86   11/1/98      4/30/99
 Taps
---------------------------------------------------------------------------------------------------------------------------

Total Firm Capacity Reservation Peak Day Quantity:  2,170 Dth

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

                                  EXHIBIT "D"

                            GAS UTILIZATION CURVES

Stabilized Utilization Curve

[Public Service Company of Colorado
 Stabilized Utilization Curve Graph appears here]

The Utilization Curve is a general representation of the natural gas quality which is acceptable from a utilization standpoint. However, the gas composition must be known in order to determine if a supply is acceptable and can be interchanged with supplies in a pipeline system. PSCo reserves the right in all instances to evaluate gas composition to determine system compatibility and to refuse any gas which is unacceptable from a utilization basis.

                                                            Contract No.: 123535
                                           Effective Date Of Agreement: 11/01/98
                                             Effective Date of Exhibit: 11/01/98

                                  EXHIBIT "E"

                            GAS UTILIZATION CURVES



General Utilization Curve

[Public Service Company of Colorado
 Stabilized Utilization Curve Graph appears here]

The Utilization Curve is a general representation of the natural gas quality which is acceptable from a utilization standpoint. However, the gas composition must be known in order to determine if a supply is acceptable and can be interchanged with supplies in a pipeline system. PSCo reserves the right in all instances to evaluate gas composition to determine system compatibility and to refuse any gas which is unacceptable from a utilization basis.